FBR Capital Markets Corporation

Q2 2007 Investor Presentation

September 2007

FBR
CAPITAL MARKETS

FBR Capital Markets Corporation (NDAQ: FBCM)

CAUTIONARY STATEMENT

This document is intended solely for the use of the party to whom FBR Capital Markets has provided it, and is not to be reprinted or redistributed without the permission of FBR Capital Markets. All references to "FBR Capital Markets" refer to FBR Capital Markets Corporation and its subsidiaries as appropriate. Investment banking, sales, trading, and research services1 are provided by Friedman, Billings, Ramsey & Co., Inc. (FBRC), and those services in the U.K., Europe and elsewhere outside the United States and Canada are provided by Friedman, Billings, Ramsey International, Ltd. (FBRIL). FBRC is a broker-dealer registered with the SEC and is a member of the NASD. FBRIL, based in the U.K. is regulated by the Financial Services Authority. Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR Capital Markets subsidiaries FBR Investment Management, Inc. (FBRIM) and FBR Fund Advisers, Inc., which are investment advisers registered with the SEC.

FBR Capital Markets Corporation was formed as a Virginia corporation in June 2006 to be the holding company for FBR & Co., FBRIL, FBRIM and FBR Fund Advisers, Inc.

This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.

CAUTIONS ABOUT FORWARD-LOOKING INFORMATION

This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "plans," "estimates" or "anticipates" or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, deterioration in the business environment in the specific sectors in which we focus or a decline in the market for securities of companies within these sectors, substantial fluctuations in our financial results, our ability to retain senior professionals, pricing and other competitive pressures, changes in laws and regulations and industry practices that affect our sales and trading business, incurrence of losses in the future, the singular nature of our capital markets and strategic advisory engagements, competition among financial services firms for business and personnel, larger and more frequent capital commitments in our trading and underwriting business, limitations on our access to capital, infrastructure or operational failures, the overall environment for interest rates, changes in our business strategy, and our ability to deploy offering proceeds. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our Preliminary Offering Memorandum, dated June 23, 2006, especially in the section entitled "Risk Factors." The entire Preliminary Offering Memorandum, including the Unaudited Combined Financial Statements and the notes thereto, should be read for a complete understanding of our business and the risks associated with that business.

1. Research is provided by FBR & Co.'s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.'s overall operating revenues, including revenues generated by FBR & Co.'s investment banking department. Specific information is contained in each research report concerning FBR& Co.'s relationship with the company that is the subject of the report.

Business Overview

- FBR Capital Markets is a top ten investment banking firm [1]
  - #1 underwriter of U.S. common stock for companies valued $1 billion and under [2]
- 36% Investment Banking Revenue Compound Annual Growth Rate (CAGR) 2000 through 2007
- Book value per share – $8.20[3]
- Equity: $528 million [3]
  - $471 million of cash [3]
  - No funded debt
- Market cap of $890 million [4]
- FBR Capital Markets operates as an investment services firm focused on:
  - Creating and/or sourcing investment opportunities/capital that will be structured and utilized to maximize the intrinsic value and financial stability of the issuer
  - Distributing/providing to investors unique opportunities to invest which generate very attractive risk-adjusted returns
  - Creating value for our shareholders by capitalizing on our unique position in equity capital markets both as an intermediary and as principal in many of our transactions

FBR
CAPITAL MARKETS

1. Source: Dealogic; see pages 6-7; as measured by the aggregate value of the common equity underwritings completed in the last five years.
2. Source: Dealogic; see pages 6-7; over the last five years (7/1/2002 - 6/30/2007)
3. Income statement and balance sheet data as of 6/30/07.
4. 9/5/07 closing price of $13.43

Business Summary

Capital Markets

Investment Banking [1]

174 Investment Banking Personnel

8 Focused Industry Sectors
- Consumer
- Diversified Industrials
- Energy & Natural Resources
- Financial Institutions
- Healthcare
- Insurance
- Real Estate
- Technology, Media & Telecommunications

Advisory Services
- More than 25 M&A specialists
- Acquired Legacy Partners Group, LLC in early 2007

Top 10 Lead Underwriter Through 6/30/07 [4]
- 37 1st half 2007 transactions with $8.5B total capital raised
- 19 lead and sole-managed public underwritings / private placements
- 17 M&A and Advisory assignments

Institutional Brokerage [1]

Sales & Trading

187 Institutional Brokers, Traders and Sales Traders

Market-Maker In More Than 900 Equity and Debt Securities

Cover More Than 1000 Institutional Investors

26% Compound Growth In Trading Volume Since 2000 [5]

Research [6]

46 Senior Analysts

118 Research Personnel

More Than 535 Companies Under Research Coverage In 8 Focused Industry Sectors

Washington Policy & Economic Research

Asset Management [2]

$2.9 B total AUM as of 6/30/07

Mutual Funds
- FBR Pegasus Fund ™
- FBR Pegasus Small Cap Fund ™
- FBR Pegasus Mid Cap Fund ™
- FBR Small Cap Fund
- FBR Small Cap Financial Fund
- FBR Large Cap Financial Fund
- FBR Large Cap Tech Fund
- FBR Gas Utility Index Fund
- FBR Small Cap Tech Fund
- FBR Fund for Government Investors

Managed Funds

Hedge Funds
- Long/short fund
- Fund of funds

Private Wealth
- Open architecture asset allocation and performance reporting
- Risk-managed portfolio construction
- Best of breed third party traditional investments
- Access to FBR proprietary alternative strategies and deal flow [7]
- Liquidity management
- 10b5-1 plans and options/stock sales [7]
- Restricted stock sales and concentrated strategies [7]

Merchant Banking [3]

$25.8M Merchant Banking Portfolio As Of June 30, 2007 comprised of 8 separate investments

Investment Banking Fees Associated With Portfolio Companies Have Totaled More Than $86.6M Since November, 2006

FBR Potential Long-Term Investments Include:
- Preferred and common equity
- Senior secured and mezzanine loans
- Interest in proprietary funds
- Direct assets

1. Headcount numbers approximate as of 6/30/07. 2. See pages 11-14. 3. Limited to Merchant Banking Portfolio owned solely by FBR Capital Markets Corporation. Associated fees are total fees generated and have not been allocated between FBR Capital Markets and FBR Group. 4. Source: Dealogic; see pages 6-7. 5. Compound Annual Growth Rate (CAGR) of customer equities trading in millions of shares
6. Coverage as of 7/13/07. Research is provided by FBR & Co.'s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee-generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.'s overall operating revenues, including revenues generated by FBR & Co.'s investment banking department. Specific information is contained in each research report concerning FBR& Co.'s relationship with the company that is the subject of the report.
7. Brokerage, execution and investment banking services may be provided by Friedman, Billings, Ramsey & Co., Inc.

FBR CAPITAL MARKETS

Investment Banking

OVERVIEW

- #1 Book-running manager of common stock offerings for U.S. companies valued $1 billion and under [1]
- Balance among industries where FBR has developed in-depth expertise and relationships
  - These industries comprised 79% of all U.S. equity raised and 76% of equity securities traded in the U.S. in 2006
- Wide spectrum of equity capital markets expertise and services
- Recent acquisition of Legacy Partners to expand M&A practice



Diversified Industrials 7%
Healthcare 2%
M&A 13%
Energy 13%
Financial Institutions 28%
Consumer 2%
Real Estate 17%
Insurance 5%
Technology, Media & Telecom. 13%
INDUSTRY COMPOSITION

Investment Banking Transactions by Industry
(% to total; 1st Half 2007)

Top 10 Book Runners of 144As and SEC Registered IPOs[2]
All Issuer Nationalities — 1/1/2001 thru 6/30/2007

Book-Running Mgr.	Deal Value ($m)	# of Deals	% Share
Goldman Sachs	$ 42,313.6	145	14.92
Morgan Stanley	35,137.6	127	12.39
Citigroup	32,904.0	139	11.60
Credit Suisse	28,161.5	137	9.93
Merrill Lynch	22,918.1	149	8.08
Friedman Billings Ramsey	**19,537.8**	**89**	**6.89**
Lehman Brothers	18,718.0	125	6.60
JP Morgan	14,920.9	109	5.26
UBS	13,976.9	102	4.93
Deutsche Bank	9,615.3	66	3.39

1. Source: Dealogic; see page 6; over last five years.
2. Source: Dealogic. Excludes closed end funds, bought deals and best efforts. League table credit is apportioned amount of total capital raised including over-allotment.

FBR CAPITAL MARKETS

Investment Banking

OVERALL RANKINGS

US Issuers — All Industries[1] Market Cap $1B and Under (7/1/2002–6/30/2007) All Common Stock (CSO, IPO, FO) Includes Private Placements		
Book-Running Mgr.	**# of Deals**	**Amt. Raised**
Friedman Billings Ramsey	**127**	**$ 19,738.2**
Merrill Lynch	163	15,709.8
Credit Suisse	155	13,573.9
UBS	179	13,489.1
Morgan Stanley	125	12,582.9
Lehman Brothers	137	12,053.3
JP Morgan	143	11,727.6
Citigroup	133	11,702.0
Goldman Sachs	95	10,738.6
Banc of America	101	6,923.7

US Issuers — All Industries[1] All Market Caps (7/1/2002–6/30/2007) IPOs and 144A Common Stock Combined (IPO, CSO, PIPO)		
Book-Running Mgr.	**# of Deals**	**Amt. Raised**
Goldman Sachs	110	$ 25,020.4
Morgan Stanley	94	19,963.4
Friedman Billings Ramsey	**86**	**18,774.0**
Citigroup	106	16,888.2
Lehman Brothers	101	15,639.5
Merrill Lynch	111	15,465.6
Credit Suisse	98	14,912.5
JP Morgan	95	12,807.9
UBS	70	7,656.1
Banc of America	62	6,849.6

FBR CAPITAL MARKETS

1 Source: Dealogic. Excludes closed end funds, bought deals and best efforts. League table credit is apportioned amount of total capital raised including over-allotment.

Investment Banking

INDUSTRY RANKINGS[1]

FINANCIAL SERVICES [2]
US & Bermuda Issuers — Market Cap $1B and Under
(7/1/2006–6/30/2007)
All Common Stock (CSO; IPO, FO)
Includes Private Placements

Book-Running Mgr.	# of Deals	Amt. Raised
Friedman Billings Ramsey	8	$ 1,275.1
Citigroup	10	1,163.1
Merrill Lynch	12	848.1
Morgan Stanley	3	680.5
JP Morgan	7	614.3
Keefe Bruyette & Woods	9	497.5
Banc of America	4	359.0
UBS	4	328.7
Wachovia	4	317.2
Credit Suisse	4	304.5

ENERGY [3]
US Issuers — Market Cap $1B and Under
(7/1/2006–6/30/2007)
All Common Stock (CSO; IPO, FO)
Includes Private Placements

Book-Running Mgr.	# of Deals	Amt. Raised
Friedman Billings Ramsey	2	$ 794.5
Lehman Brothers	5	446.1
JP Morgan	6	336.1
Credit Suisse	4	242.5
UBS	3	208.3
Morgan Stanley	2	165.2
Merrill Lynch	3	164.0
Citigroup	1	153.0
Bear Stearns	1	141.1
WR Hambrecht	1	138.0

INSURANCE
U.S. & Bermuda Issuers — All Market Caps
(7/1/2006–6/30/2007)
All Common Stock (CSO; IPO, FO)
Includes Private Placements

Book-Running Mgr.	# of Deals	Amt. Raised
Citigroup	5	$ 1,023.7
Lehman Brothers	3	994.5
Friedman Billings Ramsey	4	779.6
Goldman Sachs	3	614.1
Morgan Stanley	2	563.2
JP Morgan	5	431.3
Merrill Lynch	3	310.2
Credit Suisse	2	252.7
Wachovia	1	175.9
Keefe Bruyette & Woods	2	131.4

REAL ESTATE
US Issuers — Market Cap $1B and Under
(7/1/2006–6/30/2007)
All Common Stock (CSO; IPO, FO)
Includes Private Placements

Book-Running Mgr.	# of Deals	Amt. Raised
Friedman Billings Ramsey	7	$ 689.1
Wachovia	8	614.9
UBS	5	489.2
Merrill Lynch	4	404.4
Citigroup	6	347.0
Bear Stearns	3	343.9
Banc of America	5	316.1
Credit Suisse	4	305.0
Morgan Stanley	2	233.2
Goldman Sachs	1	148.0

1. Source: Dealogic. Apportioned credit to all book-running managers; rank eligible transactions only.
2. Includes: Finance and Insurance general industry groups.
3. Includes: Mining, Oil & Gas, and Utility & Energy general industry groups.

FBR CAPITAL MARKETS

144A Equity Offering Opportunity

- FBR is the industry leader in 144A equity offerings
  - Between June 1, 2002, and June 1, 2007, FBR completed nearly 10 times as many 144A equity transactions and raised more than 10 times as much capital via these transactions as any other investment bank[1]
  - In June 2007 FBR Launched FBR Plus, an enhanced 144A trading information platform
  - Market has significant growth potential
- Alternative to IPO
  - Accelerated process (7-8 weeks vs. 24-32 weeks for IPO)
  - Allows company to remain private for an additional six to nine months so that it can focus on business execution and become SOX compliant
  - Only Qualified Institutional Buyers (QIBs) are eligible to participate
  - No preferences, dividends or irregular terms and conditions
- Increased role of financial sponsors
  - Quick and efficient exit from portfolio company
  - Global financial sponsor M&A buyouts reached a new record high $631B in 1H 2007, an increase of 37% from the previous high of $459B in 2H 2006. The 2Q volume reached a record of $419B, on a pace, if continued, to top a trillion dollars in CY 2007, which would set an all-time record[2]
- Alternative to M&A
  - Benefits to Management
    - Passive Shareholders rather than private equity
    - Expedited closing
    - Quick capital for opportunistic acquisitions
  - Seller
    - Quick exit
    - Valuation determined by a broadly marketed auction process

FBR CAPITAL MARKETS

1. Source: Dealogic. Relates to total deal value of all 144A equity offered for U.S. and Bermuda issuers; priced between 6/1/02 and 6/1/07, with apportioned credit to all book-runners. Excludes closed end funds, bought deals and best efforts. League table credit is apportioned amount of total capital raised including over-allotment. 2.Source: Dealogic. 1H 2007 – Final Results – July 03, 2007.

Investment Banking

MERGER & ACQUISITION AND ADVISORY EXPERIENCE

- Leading middle-market advisory platform
  - More than 25 M&A specialists averaging more than 15 years of experience[1]
  - Recent acquisition of Legacy Partners Group, LLC, an independent investment banking and advisory firm, specializing in providing M&A advisory services and raising private capital
- Bulge bracket experience/capabilities with boutique level attention
  - Small, knowledgeable transaction teams focused on middle-market companies
  - Extensive M&A experience within specific industry sectors complemented by FBR's widely respected corporate finance and capital markets expertise
- Experience advising both buyers and sellers
  - FBR's professionals have participated in hundreds of completed transactions during their careers and are focused on providing:
    - Strategic & Financial Advisory Services
    - Buy-side Advisory
    - Takeover Defense
    - Sales, Divestitures and Recapitalizations
    - Fairness Opinions

FBR CAPITAL MARKETS

1. As of 8/1/2007

Institutional Brokerage

RESEARCH AND SALES, TRADING & SALES TRADING

- 187 institutional brokers, traders and sales traders; 46 senior analysts [1]
- Comprehensive investment philosophy leads to powerful distribution platform
- 25.1% trading volume CAGR from 2002 through 2007 [2]
- Currently provide research on 28% of S&P 500 by market capitalization [4]
- More than 535 companies under research coverage [4]
- Market maker in more than 900 securities



Technology, Media & Telecommunications 16%
101
Consumer 8%
44
Diversified Industrials 14%
82
Energy & Natural Resources 14%
79
Financial Institutions 22%
104
Healthcare 8%
54
Insurance 6%
30
Real Estate 10%
57

Research Coverage: All Companies [4]
(number of companies; as of July 13, 2007)



CAGR 25.1%
OTC
Listed
1,134
461.8
672.6
1,486
554.4
931.9
2,286
849.9
1436.2
2,123
788.6
1334.8
2,677
1025.2
1651.3
2,987
1185.3
1800.9
2002
2003
2004
2005
2006
2007

Customer Equities Trading Volumes[3]
(millions of shares)

1. Headcount numbers approximate as of 6/30/07. 2. Compound Annual Growth Rate (CAGR) of customer equities trading in millions of shares. 3. 2007 1st 6 months annualized
4. As of 7/13/07. Research is provided by FBR & Co.'s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.'s overall operating revenues, including revenues generated by FBR & Co.'s investment banking department. Specific information is contained in each research report concerning FBR& Co.'s relationship with the company that is the subject of the report.

FBR CAPITAL MARKETS

Asset Management

- Assets under management in excess of
  $2.9 billion[1]
- Mutual Funds
  - Opened two new funds in February 2007
  - Reopened small cap fund
  - Fund inflows of over $392 million year to date[1]
- Plans to commit capital to seed new asset management vehicles
- Forming two new companies intended to be externally managed by FBR Asset Management
- Strategic Acquisitions
  - Explore strategic acquisitions in areas where FBR seeks to grow assets under management



Gross Assets Under Management as of 6/30/2007
2.2% 1.2%
10.1%
86.5%
Mutual Funds
Managed Accounts
Hedge And Offshore Funds
Private Equity Funds



Gross Assets Under Management ($M)
$98
$42
$260
$1,962
$62
$34
$291
$2,482
12/31/2006
6/30/2007

FBR CAPITAL MARKETS

1. As of 6/30/07

Asset Management

FBR EQUITY MUTUAL FUNDS (COMMENCED 1/3/1997*)

		Average Annual Total Returns thru 06/30/2007						
	MORNINGSTAR Rating	1-Year	3- Years	5- Years	10-Years	Since Inception	Total Annual Expenses	Net Expenses
FBR Small Cap Fund [2, 3,6]	★★★★★	24.4%	19.22%	23.17%	17.33%	17.86%	1.40%	1.40%
FBR Large Cap Technology Fund [3, 4*]	★★★★	19.41%	11.50%	15.97%	n/a	9.37%	1.92%	1.87%
FBR Small Cap Financial Fund [1, 2, 3,6]	★★★★	-6.78%	4.38%	9.85%	12.83%	14.28%	1.46%	1.46%
FBR Small Cap Technology Fund [2, 3, 4, *]	★★★★	29.87%	11.93%	n/a	n/a	8.81%	5.45%	1.95%
FBR Large Cap Financial Fund [1, 3,6]	★★★	12.15%	8.01%	8.59%	9.70%	11.00%	1.84%	1.83%
FBR Gas Utility Index Fund [5*]	★★	21.13%	20.19%	13.36%	10.53%	8.81%	0.80%	0.80%
FBR Pegasus Fund™ [3*]	N/A	18.85%	n/a	n/a	n/a	19.38%	2.74%	1.94%

The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Ratings. FBR Fund Advisers, Inc. has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of each Fund to the extent annual operating expenses exceed 1.95% of each Fund's average daily net assets. The Adviser has agreed to maintain these limitations with regard to each Fund through November 1, 2007.

FBR Small Cap Fund rated 5 stars for 3,5 and 10-yrs among 814, 662 and 694 mid-cap growth funds respectively. FBR Small Cap Financial Fund rated 1 star for 3-yrs, 3 stars for the 5-yrs and 5 stars for the 10-yrs among 125, 113 and 33 financial funds respectively. FBR Large Cap Technology Fund rated 4 stars for 3 and 5-yrs among 283 and 260 technology funds. FBR Gas Utility Index Fund rated 2 stars for 3 and 5-yrs and 3 stars for the 10-yrs among 94, 79 and 53 utility funds respectively. FBR Large Cap Financial Fund rated 2 stars for 3-yrs and 3 stars for the 5 and 10-yrs among 125, 113 and 33 financial funds respectively. FBR Small Cap Technology Fund rated 4 stars for the 3-yrs among 283 technology funds. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The current performance may be higher or lower than the performance data quoted. Investment return and principal will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.888.0025 or visit **www.fbrfunds.com.**

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information can be found in the fund's prospectus. To obtain a copy a free prospectus please call 888.888.0025 or visit ***www.fbrfunds.com****. Please read the prospectus carefully before investing. The FBR Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC.*

1. Fund investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions, such as rising interest rates.
2. Investing in small-cap companies can involve risks such as less publicly available information, higher volatility, and less liquidity than investing in larger companies.
3. The non-diversified nature of the Fund may subject investors to greater volatility than other diversified funds.
4. Fund investments are focused in the technology sector, which may be affected by developments in the technology industry and its related businesses.
5. The Fund is subject to risks associated with the natural gas industry which is sensitive to interest rates, weather and competition risks.
6. Shareholders who purchased the Large Cap Financial, Small Cap Financial and Small Cap Fund prior to December 31, 1998 would have been subject to an initial maximum sales charge of 5.5%. As a result, total returns for such shareholders would have been lower.

* *The FBR Gas Utility Index Fund commenced on 03/10/89 as the American Gas Index Fund. The FBR Large Cap Technology Fund commenced on 02/01/02. The FBR Small Cap Technology Fund commenced on 01/20/04. The FBR Pegasus Fund commenced on 11/15/05.*

FBR at a Glance

- 36% Investment Banking Revenue CAGR 2000 through 1st half of 2007
- $890 million market cap [1]
- Strong, highly-liquid balance sheet [2]
  - Equity $528 million
  - Assets $677 million
- Leading investment banking platform [3]
  - #1 lead underwriter of common stock for U.S. companies valued $1 billion and under
  - #3 lead underwriter of IPOs and 144A common stock combined for all U.S. companies
  - Growing M&A business to become representative of franchise opportunity
- Asset management business positioned for growth
- Merchant banking business provides opportunity to capitalize on investment expertise and track record of capital markets business

FBR CAPITAL MARKETS

1. 9/5/07 closing price of $13.43
2. Income Statement and Balance Sheet data as of 6/30/07
3. Source: Dealogic; over the last 5 years (7/1/2002-6/30/2007) see page 6-7.

FBR Capital Markets Corporation

Addendum

FBR
CAPITAL MARKETS

Consolidated Balance Sheets (Dollars in thousands, except per share amounts)

ASSETS		30-Jun-07		31-Dec-06
Cash and cash equivalents	$	471,015	$	151,417
Receivables		18,168		43,013
Investments:				
Mortgage-backed securities, at fair value		-		415,391
Long-term investments		52,511		32,343
Trading securities, at fair value		43,363		18,180
Due from clearing broker		19,229		28,691
Intangible assets, net		11,274		11,000
Furniture, equipment and leasehold improvements, net		30,433		31,222
Prepaid expenses and other assets		30,633		28,162
Total assets	$	676,626	$	759,419

LIABILITIES AND SHAREHOLDERS ' EQUITY				
Liabilities:				
Trading account securities sold short but not yet purchased, at fair value	$	601	$	202
Repurchase agreements		-		189,155
Accrued compensation and benefits		88,131		43,836
Accounts payable, accrued expenses and other liabilities		43,750		36,602
Due to affiliates		15,803		5,236
Total liabilities		148,285		275,031
Shareholders' equity:				
Common stock		66		64
Additional paid-in capital		407,167		395,778
Accumulated other comprehensive income, net of taxes		339		543
Retained earnings		120,769		88,003
Total shareholders' equity		528,341		484,388
Total liabilities and shareholders' equity	$	676,626	$	759,419

FBR CAPITAL MARKETS

Financial & Statistical Supplement (Dollars in thousands, except per share amounts)

	For the six months ended June 30, 2007	Q-2 07	Q-1 07
Revenues			
Investment banking:			
Capital raising	$ 214,208	$ 116,972	$ 97,236
Advisory	12,610	6,152	6,458
Institutional brokerage:			
Principal transactions	6,188	4,152	2,036
Agency commissions	52,302	28,526	23,776
Asset management:			
Base management fees	11,888	6,360	5,528
Incentive allocations and fees	220	116	104
Interest	16,912	5,798	11,114
Net investment income	2,713	1,218	1,495
Other	541	465	76
Total revenues	317,582	169,759	147,823
Interest expense	4,936	274	4,662
Revenues, net of interest expense	312,646	169,485	143,161
Non-interest expenses			
Compensation and benefits	167,668	89,877	77,791
Professional services	23,510	12,686	10,824
Business development	21,246	9,931	11,315
Clearing and brokerage fees	5,688	3,022	2,666
Occupancy and equipment	15,309	7,816	7,493
Communications	11,214	5,805	5,409
Other operating expenses	5,526	3,706	1,820
Total non-interest expenses	250,161	132,843	117,318
Net income before income taxes	62,485	36,642	25,843
Income tax provision	29,719	14,882	14,837
Net income	$ 32,766	$ 21,760	$ 11,006

FBR Office Locations

Arlington (Headquarters)
1001 Nineteenth Street North Arlington, VA 22209
703.312.9500

Boston
100 Federal Street, 29th Floor Boston, MA 02110
617.757.2900

Dallas
2100 McKinney Avenue, Suite 1940 Dallas, TX 75201
469.341.1200

Houston
600 Travis Street, Suite 6070 Houston, TX 77002
713.343.1000

Irvine
18101 Von Karman Avenue, Suite 950 Irvine, CA 92612
949.477.3100





New York
299 Park Avenue, 7th Floor New York, NY 10171
212.457.3300

San Francisco
4 Embarcadero Center, Suite 1950 San Francisco, CA 94111
415.248.2900

London, UK
8th Floor, Berkeley Square House
Berkeley Square
London WIJ 6DB
011.44.20.7409.5300

FBR CAPITAL MARKETS